EXHIBIT 21.1

Subsidiary	State of Incorporation or Formation
Broadstone 2020EX Texas, LLC	New York
Broadstone AC Wisconsin, LLC	New York
Broadstone ADTB Rochester, LLC	Delaware
Broadstone AFD Georgia, LLC	New York
Broadstone AI Michigan, LLC	New York
Broadstone APLB Brunswick, LLC	New York
Broadstone APLB Jacksonville, LLC	New York
Broadstone APLB Minnesota, LLC	New York
Broadstone APLB Sarasota, LLC	New York
Broadstone APLB SC, LLC	New York
Broadstone APLB Utah, LLC	New York
Broadstone APLB Virginia, LLC	New York
Broadstone APLB Wisconsin, LLC	New York
Broadstone APM Florida, LLC	New York
Broadstone ASDCW Texas, LLC	New York
Broadstone ASH Arkansas, LLC	New York
Broadstone August Family UPREIT OH PA, LLC	New York
Broadstone AVF Michigan, LLC	New York
Broadstone BB Portfolio, LLC	New York
Broadstone BEC Texas, LLC	New York
Broadstone BEF Portfolio, LLC	New York
Broadstone BER East, LLC	New York
Broadstone BFC Maryland, LLC	New York
Broadstone BFW Minnesota LLC	New York
Broadstone BK Emporia, LLC	New York
Broadstone BK Virginia, LLC	New York
Broadstone BNR Arizona, LLC	New York
Broadstone BPC Ohio, LLC	New York
Broadstone BPC Pittsburgh LLC	New York
Broadstone BT South, LLC	New York
Broadstone BW Appalachia, LLC	New York
Broadstone BW Arkansas, LLC	New York
Broadstone BW Texas, LLC	New York
Broadstone BW Wings South, LLC	New York
Broadstone Cable, LLC	New York
Broadstone CC Austin, LLC	New York
Broadstone CC New Orleans, LLC	New York
Broadstone CC Portfolio, LLC	New York
Broadstone CC Raleigh Greensboro, LLC	New York
Broadstone CC Theodore Augusta, LLC	New York
Broadstone CFW Texas, LLC	New York
Broadstone CHR Illinois, LLC	New York
Broadstone CI West, LLC	New York
Broadstone DHCP VA AL, LLC	New York
Broadstone DQ Virginia, LLC	New York
Broadstone EA Ohio, LLC	New York

Broadstone EO Birmingham I, LLC	New York
Broadstone EO Birmingham II, LLC	New York
Broadstone EWD Illinios, LLC	New York
Broadstone FC Colorado, LLC	New York
Broadstone FC Portage, LLC	New York
Broadstone FDT Wisconsin, LLC	New York
Broadstone FHS Texas, LLC	New York
Broadstone Filter, LLC	New York
Broadstone FIT Florida, LLC	New York
Broadstone FMFP B2 Texas, LLC	New York
Broadstone FMFP B3 Texas, LLC	New York
Broadstone FMFP Texas, LLC	New York
Broadstone FP, LLC	New York
Broadstone GC Kentucky, LLC	New York
Broadstone GCSC Florida, LLC	New York
Broadstone GUC Colorado, LLC	New York
Broadstone HC California, LLC	New York
Broadstone HLC Midwest, LLC	New York
Broadstone IELC Texas, LLC	New York
Broadstone IS Houston, LLC	New York
Broadstone JFR Portfolio, LLC	New York
Broadstone JLC Missouri, LLC	New York
Broadstone KFC Chicago, LLC	New York
Broadstone Kinston, LLC	New York
Broadstone KNG Oklahoma, LLC	New York
Broadstone LC Florida, LLC	New York
Broadstone LGC Northeast, LLC	New York
Broadstone LJS California, LLC	New York
Broadstone LJS Georgia, LLC	New York
Broadstone LW PA, LLC	New York
Broadstone MCW Wisconsin, LLC	New York
Broadstone MD Oklahoma, LLC	New York
Broadstone Med Florida, LLC	New York
Broadstone MFEC Florida, LLC	New York
Broadstone MHH Michigan, LLC	New York
Broadstone MV Portfolio, LLC	New York
Broadstone NDC Fayetteville LLC	New York
Broadstone Net Lease Acquisitions, LLC	New York
Broadstone Net Lease, LLC	New York
Broadstone NF Minnesota, LLC	New York
Broadstone NI North Carolina, LLC	New York
Broadstone NIC Pennsylvania, LLC	New York
Broadstone NSC Texas, LLC	New York
Broadstone NWCC Texas, LLC	New York
Broadstone OP Ohio, LLC	New York
Broadstone PC Michigan, LLC	New York
Broadstone PCSC Texas, LLC	New York
Broadstone Pearl FL TX, LLC	New York

Broadstone Pearl Virginia, LLC	New York
Broadstone Pearl, LLC	New York
Broadstone PIC Illinois LLC	New York
Broadstone PJ RLY, LLC	New York
Broadstone PP Arkansas, LLC	New York
Broadstone PY Cincinnati, LLC	New York
Broadstone RA California, LLC	New York
Broadstone RCS Texas, LLC	New York
Broadstone Renal Tennessee, LLC	New York
Broadstone RL Portfolio, LLC	New York
Broadstone RM Missouri, LLC	New York
Broadstone Roller, LLC	New York
Broadstone RTC Portfolio, LLC	New York
Broadstone SC Elgin, LLC	New York
Broadstone SC Illinios, LLC	New York
Broadstone SCD Mason, LLC	New York
Broadstone SEC North Carolina, LLC	New York
Broadstone SF Minnesota, LLC	New York
Broadstone SNC OK TX, LLC	New York
Broadstone SNI East, LLC	New York
Broadstone SNI Greenwich, LLC	New York
Broadstone SOE Raleigh, LLC	New York
Broadstone SPS Utah, LLC	New York
Broadstone SSH California, LLC	New York
Broadstone STI Minnesota, LLC	New York
Broadstone STS California, LLC	New York
Broadstone TA Tennessee, LLC	New York
Broadstone TB Augusta Pensacola, LLC	New York
Broadstone TB Jacksonville, LLC	New York
Broadstone TB Northwest, LLC	New York
Broadstone TB Ozarks, LLC	New York
Broadstone TB Southeast, LLC	New York
Broadstone TB TN, LLC	Delaware
Broadstone TR Florida, LLC	New York
Broadstone TS Portfolio, LLC	New York
Broadstone WFM Sterling, LLC	Delaware
Broadstone WI Alabama, LLC	New York
Broadstone WI Appalchia, LLC	New York
Broadstone WI East, LLC	New York
Broadstone WI Great Plains, LLC	New York
Eire Rochester Florida II, L.L.C.	Florida
GRC Durham, LLC	Delaware
GRC LI TX, LLC	Delaware
NWR Realty, LLC	Washington
TB Tampa Real Estate, LLC	New York
Unity Ridgeway, LLC	New York